UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2006
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.
     On October 26, 2006, RadiSys Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter ended September 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on October 26, 2006, the Company held a conference call discussing its results for the second fiscal quarter ended September 30, 2006. A copy of the text of this conference call is attached hereto as Exhibit 99.2.
     In addition to disclosing financial results calculated in accordance with GAAP, the historical and forward-looking financial results in the Company’s earnings release and the content of the conference call contain non-GAAP financial measures that exclude the effects of (a) Convedia acquisition-related expenses including an in-process research and development (“IPR&D”) charge, amortization of acquired intangible assets, amortization of deferred compensation, integration expenses and purchase accounting adjustments, (b) stock-based compensation expense recognized as a result of the Company’s adoption of FAS 123R, (c) restructuring charges (reversals), (d) insurance gains, and (e) gains related to class action litigation. The Company believes that the presentation of results excluding these items will provide meaningful supplemental information to investors that are indicative of the Company’s core operating results. A reconciliation of non-GAAP information to GAAP information is included in Exhibits 99.1 and 99.2. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included herein should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures by other companies.
     The press release and the content of the conference call contain forward-looking statements, including statements about estimates of revenues from new business, the Company’s business strategy, the integration and performance of Convedia Corporation, and the Company’s guidance for the fourth quarter, particularly with respect to anticipated revenues and loss per share. Actual results could differ materially from the outlook, guidance and expectations in these forward- looking statements as a result of a number of risk factors, including, (a) the amount of stock-based compensation expense, (b) the anticipated amount and timing of revenues from new business, (c) that we may not be able to successfully integrate operations, technologies, products or personnel from the acquisition of Convedia Corporation, (d) that we may not realize the benefits we are seeking from the acquisition of Convedia Corporation and such acquisition may be more costly or less profitable than anticipated and may adversely affect the price of our stock, and (e) the factors listed in RadiSys’ SEC reports, including those listed under “Risk Factors” in RadiSys’ Annual Report on Form 10-K for the year ended December 31, 2005, and in the RadiSys Quarterly Reports on Form 10-Q filed with the SEC each fiscal quarter, and other filings with the SEC, copies of which may be obtained by contacting the Company at 503-615-1100 or from the Company’s investor relations web site at http://investor.radisys.com/. Although forward-looking statements help provide additional information about RadiSys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. All information in the press release and the content of the conference call is as of October 26, 2006. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated October 26, 2006

99.2	Text of conference call held October 26, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: November 1, 2006	By: Name:	/s/ Brian Bronson Brian Bronson
	Title:	Vice President of Finance and Business Development

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 26, 2006

99.2	Text of conference call held October 26, 2006